UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

FREMONT MICHIGAN INSURACORP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50926

MI	421609947
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

933 East Main Street, Fremont, MI 49412

(Address of principal executive offices, including zip code)

231-924-0300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2010, Kenneth J. Schuiteman and Donald E. Bradford retired as Directors of the Company and its wholly owned subsidiary, Fremont Insurance Company, having reached mandatory retirement age as provided by Company policy. The retirements were also disclosed in the Company’s Definitive Proxy Statement as filed with the Securities and Exchange Commission on April 2, 2010.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT MICHIGAN INSURACORP, INC.

Date: June 4, 2010	By:	/S/ RICHARD E. DUNNING
Richard E. Dunning
President and CEO